UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): June 5, 2009
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.
     Molecular Insight Pharmaceuticals, Inc. (the “Company”) announced that, as part of a transition plan, newly appointed President and Chief Executive Officer Daniel L. Peters has assumed the responsibilities formerly held by Chief Operating Officer Paul A. Looney.
     Mr. Looney, who joined the Company in 2008 as a consultant before being appointed COO in January 2009, directed day-to-day operations. Mr. Looney’s employment ceased as of June 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 5th day of June, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ Donald E. Wallroth
	Name:	Donald E. Wallroth
	Title:	Chief Financial Officer